KINETICS MUTUAL FUNDS, INC.
The Internet Fund
The Global Fund
The Paradigm Fund
The Small Cap Opportunities Fund
The Market Opportunities Fund
The Multi-Disciplinary Income Fund
The Kinetics Spin-off and Corporate Restructuring Fund
(each a “Fund”)

Supplement dated April 24, 2026, to the
Prospectuses, Summary Prospectuses and Statements of Additional Information (“SAIs”)
dated May 1, 2025, as supplemented

The Board of Directors of Kinetics Mutual Funds, Inc. (the “Company”), on behalf of the Funds, regrets to inform Fund shareholders that Murray Stahl, Co-Founder, Chairman, Chief Executive Officer and Co-Portfolio Manager of each Fund of the Company, has passed away.

Accordingly, all references to Mr. Stahl are removed from the Prospectuses and SAIs noted above.

Please retain this Supplement with your Prospectuses and SAIs.